EXHIBIT 23.1

INDEPENDENT  AUDITORS'  CONSENT

We have issued our report dated February 8, 2002, accompanying the consolidated financial statements included in the Annual Report of Century Casinos, Inc. on Form 10-KSB for the year ended December 31, 2001. We hereby consent to the incorporation by reference of said report in Registration Statement No.
333-13801  on  Form  S-8  of  Century  Casinos,  Inc.


/s/  Grant  Thornton  LLP
-------------------------

Grant  Thornton  LLP
Denver,  Colorado
March  29,  2002

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